UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

PAR PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16203	84-1060803
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

(713) 969-3293
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K of Par Petroleum Corporation (the “Company”) filed on September 27, 2013 with the U.S. Securities and Exchange Commission (the “SEC”)  (the “Prior 8-K”), Hawaii Pacific Energy, LLC, a Delaware limited liability company (“HPE” or the “Buyer”) and wholly owned subsidiary of the Company, completed the acquisition (the “TSO Hawaii Acquisition”) of all of the issued and outstanding membership interests of Tesoro Hawaii, LLC, a Hawaii limited liability company, that was subsequently renamed Hawaii Independent Energy, LLC (“Tesoro Hawaii” or “HIE”) on September 25, 2013, for an aggregate purchase price, including the $25.0 million deposit previously paid, of $75.0 million, paid in cash at the closing plus certain contingent earnout payments of up to $40.0 million, pursuant to the terms and conditions of a membership interest purchase agreement (as amended from time to time, the “TSO Purchase Agreement”) by and among the Buyer, Tesoro Corporation, a Delaware corporation, as the seller, and solely for the limited purposes set forth in the TSO Purchase Agreement, HIE.

On November 14, 2013, and as amended November 22, 2013, the Company filed a Current Report on Form 8-K/A (the “First Amendment”) with the SEC for the sole purpose of providing the historical financial statements of HIE and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K.

This Current Report on Form 8-K provides certain additional financial information with respect to the TSO Hawaii Acquisition.  The Company’s unaudited pro forma combined statement of operations for the nine  months ended September 30, 2013, attached hereto as Exhibit 99.1, combines the Company’s unaudited historical consolidated statement of operations for the nine months ended September 30, 2013, as filed with the SEC on November 14, 2013 in the Company’s Quarterly Report on Form 10-Q for the periods ended September 30, 2013, with HIE’s unaudited historical statement of operations for the period from January 1, 2013 through September 25, 2013, giving effect to the TSO Hawaii Acquisition as if it had occurred on January 1, 2012, using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements.

The unaudited pro forma combined financial statements do not include the realization of any cost savings from operating efficiencies, synergies or other restructuring activities which might result from the TSO Hawaii Acquisition, if any. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and accompanying notes of the Company and HIE.  The unaudited pro forma financial statements should not be taken as representative of the Company’s future consolidated results of operations or financial condition.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits:

99.1
The unaudited combined pro forma financial information for the Company for the nine months ended September 30, 2013, after giving effect to the TSO Hawaii Acquisition and adjustments described in such pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR PETROLEUM CORPORATION (Registrant)

By:	/s/ William Monteleone
William Monteleone
Chief Executive Officer

By:	/s/ Chris Micklas
Chris Micklas
Chief Financial Officer

Date: December 13, 2013